Credit Facilities (Details) - USD ($)	Dec. 31, 2018		Jun. 30, 2018
Short term loans banks, total	$ 24,644,908		$ 26,062,665
Loans from China Construction Bank due between December 2018 and January 2019 [Member]
Short term loans banks, total	$ 24,644,908	[1]	$ 26,062,665

[1]	As of the filing of this report, these loan balances are past due and in default due to nonpayment. The bank filed demands to freeze and/or put a lien on the Company's assets, the personal assets of the individual guarantors, and the guarantors of the loans. The court has granted such demand but the bank has not taken any action to enforce such demand. The Company is in the process of negotiating a renewal of the loans with the bank and the Company has not received any demand notice from the bank to pay off the loans immediately.